Acquisitions And New Ventures	12 Months Ended
Dec. 31, 2012
Business Acquisition, Entity Acquired and Reason for Acquisition [Abstract]
Acquisitions And New Ventures
ACQUISITIONS AND NEW VENTURES
Riverwalk Casino Hotel Acquisition
On October 23, 2012, the Company completed its acquisition of Riverwalk Casino Hotel ("Riverwalk") in Vicksburg, Mississippi for cash consideration of approximately $145.6 million. The transaction includes the acquisition of a 25,000-square-foot casino, an 80-room hotel, a 5,600-square-foot event center and dining facilities on approximately 22 acres of land. The acquisition continues the Company's diversification and growth strategies to invest in assets with an expected yield on investment to enhance shareholder value. The Company financed the acquisition with borrowings under its amended and restated credit facility.
During the year ended December 31, 2012, Riverwalk recognized revenues of $10.3 million and earnings from continuing operations of $2.0 million subsequent to its acquisition by the Company. The following table summarizes the fair values of the assets acquired and liabilities assumed, net of cash acquired of $9.4 million, at the date of the acquisition.

Total
Accounts receivable	$228
Prepaid expenses	589
Inventory	99
Other assets	282
Property and equipment	64,908
Goodwill	32,768
Other intangible assets	43,100
Total assets acquired	141,974
Accounts payable	552
Accrued expenses	5,234
Other liabilities	1
Total liabilities acquired	5,787
Purchase price, net of cash acquired	$136,187

The fair value of other intangible assets consists of the following (in thousands):

Slot gaming rights	$25,300
Customer relationships	10,300
Tradename	7,500
Total intangible assets	$43,100

Depreciation of property and equipment acquired is calculated using the straight-line method over the estimated remaining useful lives of the related assets as follows: 3 to 5 years for computer hardware and software, 4 to 6 years for equipment, 4 to 6 years for furniture and fixtures, 40 years for buildings and 8 to 22 years for building improvements. Amortization of other intangible assets acquired is calculated using the straight-line method over the estimated useful life of the related intangible asset. Intangible assets include customer relationships valued at $10.3 million with a life of 6 years. Slot gaming rights and tradename are determined to have indefinite lives and are not being amortized.
Goodwill of $32.8 million was recognized given the expected contribution of the Riverwalk acquisition to the Company's overall business strategy. The entire balance of goodwill has been allocated to the Gaming business segment. The Company expects to deduct goodwill for tax purposes.
Miami Valley Gaming & Racing Joint Venture
During March 2012, the Company announced an agreement to enter into a 50% joint venture with Delaware North Companies Gaming & Entertainment Inc. (“DNC”) to develop a new harness racetrack and video lottery terminal (“VLT”) gaming facility in Monroe, Ohio.
Through the joint venture agreement, the Company and DNC have formed a new company, MVG, which will manage both the Company’s and DNC’s interests in the development and operation of the racetrack and VLT gaming facility. The Company and DNC will contribute up to $80.0 million in capital contributions to MVG. On December 21, 2012, MVG completed the purchase of the harness racing licenses and certain assets held by Lebanon Trotting Club Inc. and Miami Valley Trotting Inc. for total consideration of $60.0 million, of which $10.0 million was funded at closing with the remainder to be funded through a $50.0 million note payable over a six year term effective upon the commencement of gaming operations. In addition, there is a potential contingent consideration payment of $10.0 million based on the financial performance of the facility during the seven year period after gaming operations commence.
Construction began in December 2012 on the new gaming and racing facility in Monroe, Ohio. The new facility is expected to open during the first quarter of 2014, and will include a 5/8-mile harness racing track and a 186,000-square-foot gaming facility, featuring up to 2,500 VLTs on the 120-acre site. MVG will invest approximately $215.0 million in the new facility, including the $50.0 million license fee payable to the Ohio Lottery Commission. During the year ended December 31, 2012, the Company funded $19.9 million in initial capital contributions to the joint venture.
Bluff Media Acquisition
During February 2012, the Company completed the acquisition of the assets of Bluff, a multimedia poker content brand and publishing company. Bluff’s assets include the poker periodical, BLUFF Magazine; BLUFF Magazine’s online counterpart, BluffMagazine.com; ThePokerDB, a comprehensive online database and resource that tracks and ranks the performance of poker players and tournaments; and various other news and content forums. Bluff also publishes Fight! Magazine, a premier mixed martial arts magazine and its online counterpart, FightMagazine.com. In addition to the Company’s intention to further expand and build upon Bluff’s current content and business model, the Company believes this acquisition potentially provides it with new business avenues to pursue in the event there is a liberalization of state or federal laws with respect to Internet poker in the United States.
The Company completed its acquisition of Bluff for cash consideration of $6.7 million and contingent consideration of $2.5 million based on the probability of the enactment of federal or state enabling legislation which permits Internet poker gaming during the five year period after acquisition. The contingent consideration was estimated at $2.3 million. Any changes in the fair value of contingent consideration subsequent to the acquisition date will be recognized in earnings in the period the estimated fair value changes. Since the transaction did not have a material impact on the Company’s consolidated financial statements, additional disclosure was not deemed necessary. See Note 16 for further discussion of the fair value measurement.
Pro Forma
The following table illustrates the effect on net revenues, earnings from continuing operations and earnings from continuing operations per common share as if the Company had acquired Riverwalk as of the beginning of 2011. The pro forma results have been prepared for comparative purposes only and do not purport to be indicative of the results of operations that would have occurred had the merger with Riverwalk been consummated at the beginning of 2011.

	Year Ended December 31,
	2012	2011
Net revenues	$777,746	$741,233
Earnings from continuing operations	$63,790	$66,237
Earnings from continuing operations per common share
Basic:
Earnings from continuing operations	$3.71	$3.91
Diluted:
Earnings from continuing operations	$3.65	$3.87
Shares used in computing earnings from continuing operations per common share:
Basic	17,047	16,638
Diluted	17,475	17,125

Pro forma results exclude the effect of the acquisition of Bluff, which did not have a material impact on the Company's consolidated financial statements.